Fees Summary	Mar. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,500,000.00
Previously Paid Amount	1,429.34
Total Fee Amount	4,764.45
Total Offset Amount	0.00
Net Fee	$ 3,335.11